UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

SOVEREIGN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

RELATIONAL INVESTORS LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
☐

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Exhibit 99.B

PRESS RELEASE

For more information contact:
Sandi Christian
(858) 704-3335
slc@rillc.com

RELATIONAL INVESTORS SEEKS BOARD SEATS

SETS FORUM TO ADDRESS SHARE PRICE

SHAREHOLDER VALUE FORUM SCHEDULED FOR NOVEMBER 8, 2005

SAN DIEGO, CA, October 20, 2005 -  Relational Investors LLC (“Relational”) announced today that it will hold a Shareholder Value Forum for shareholders of Sovereign Bancorp, Inc. (“Sovereign”) on Tuesday, November 8, 2005, in New York City.  Also today, Relational filed preliminary proxy materials with the SEC describing its plan to nominate two of its principals, Mr. Ralph V. Whitworth and Mr. David H. Batchelder for election to Sovereign’s board of directors.

Relational is Sovereign’s largest shareholder, with 26,357,189 shares of common stock, or 7.29% of Sovereign’s outstanding common stock.

At the Forum, which will begin at 10:00 a.m. (EST), a panel comprising Mr. Whitworth, Mr. Batchelder, Mr. John Eggemeyer of Castle Creek Financial LLC, and Mr. Tony Terracciano will address Sovereign’s persistent share price trading discount.  Relational will also describe its reasons for urging Sovereign’s shareholders to elect new and truly independent directors to Sovereign’s board.

To register for the Forum, please contact Maudie Holland at (858) 704-3321 or email her at maudie@rillc.com.

About Relational Investors

Relational Investors LLC is an asset management firm located in San Diego, California managing $6.0 billion.  Additional information about Relational is available on their website at www.rillc.com.

Further Information About Relational’s Preliminary Proxy Materials

On October 20, 2005, Relational Investors LLC (“Relational”), together with a number of affiliated persons and entities that may be deemed “participants” for purposes of the solicitation rules of the Securities and Exchange Commission (“SEC”), filed a preliminary proxy statement on Schedule 14A with the SEC relating to a possible solicitation of proxies from the shareholders of Sovereign Bancorp, Inc. (“Sovereign”) in connection with Relational’s nomination of Ralph Whitworth and David Batchelder for election to Sovereign’s board of directors at Sovereign’s 2006 Annual Meeting of shareholders. Relational will prepare and file with the SEC a definitive proxy statement relating to their nomination of Messrs. Whitworth and Batchelder and may file other proxy solicitation materials.
SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (AND THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING RELATIONAL’S NOMINATION OF MESSRS. WHITWORTH AND BATCHELDER FOR ELECTION AS DIRECTORS.  The preliminary proxy statement is, and the definitive proxy statement (when it becomes available) will be, available for free at www.sec.gov, along with any other relevant documents.  You may also obtain a free copy of the preliminary proxy statement, or the definitive proxy statement (when it becomes available), by contacting Maudie Holland of Relational at (858) 704-3321, or by sending an email to maudie@rillc.com.  Information regarding the names, affiliation, and interests of persons who may be deemed to be participants in our solicitation of proxies of Sovereign’s shareholders is available in the preliminary proxy statement filed with the SEC on October 20, 2005.

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Exhibit 99.C

SOVEREIGN BANCORP SHAREHOLDER VALUE FORUM

New York City

Tuesday, November 8, 2005

10:00 AM – 12:00 noon (EST)

Re:          Sovereign Bancorp, Inc. (NYSE:SOV)

Relational Investors LLC (“Relational”), a 7.29% institutional shareholder of Sovereign Bancorp, Inc. (“Sovereign”) and Sovereign’s largest shareholder, cordially invites you to attend a Shareholder Value Forum.  The Forum to be held in New York City on November 8th will address the causes of and possible remedies for Sovereign’s persistent share price trading discount.  Relational will also explain why it is urging Sovereign’s shareholders to elect new and truly independent directors to Sovereign’s board.

Relational is an asset management firm located in San Diego, California managing $6.0 billion.  See Relational’s website at www.rillc.com for more information.

The Forum’s panel will comprise Relational Principals, Ralph Whitworth and David Batchelder, and industry experts Mr. John Eggemeyer of Castle Creek Financial LLC and Mr. Tony Terracciano.

Sovereign’s management and directors have been invited to participate in this Forum.

TO REGISTER TO ATTEND THE NOVEMBER 8TH FORUM IN PERSON:

Please send an email to maudie@rillc.com or return this page via fax to (858) 704-3344.  Maudie Holland can be reached at (858) 704-3321 if you have any questions.

Name:
Title:
Function (e.g. portfolio manager, analyst, etc.):
Company:
Address:

Telephone:
Fax:
E-mail:

Further Information About Relational’s Preliminary Proxy Materials

On October 20, 2005, Relational Investors LLC (“Relational”), together with a number of affiliated persons and entities that may be deemed “participants” for purposes of the solicitation rules of the Securities and Exchange Commission (“SEC”), filed a preliminary proxy statement on Schedule 14A with the SEC relating to a possible solicitation of proxies from the shareholders of Sovereign Bancorp, Inc. (“Sovereign”) in connection with Relational’s nomination of Ralph Whitworth and David Batchelder for election to Sovereign’s board of directors at Sovereign’s 2006 Annual Meeting of shareholders.  Relational will prepare and file with the SEC a definitive proxy statement relating to their nomination of Messrs. Whitworth and Batchelder and may file other proxy solicitation materials.  SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (AND THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING RELATIONAL’S NOMINATION OF MESSRS. WHITWORTH AND BATCHELDER FOR ELECTION AS DIRECTORS.  The preliminary proxy statement is, and the definitive proxy statement (when it becomes available) will be, available for free at www.sec.gov, along with any other relevant documents.  You may also obtain a free copy of the preliminary proxy statement, or the definitive proxy statement (when it becomes available), by contacting Maudie Holland of Relational at (858) 704-3321, or by sending an email to maudie@rillc.com.  Information regarding the names, affiliation, and interests of persons who may be deemed to be participants in our solicitation of proxies of Sovereign’s shareholders is available in the preliminary proxy statement filed with the SEC on October 20, 2005.